                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  JULY 8, 1997



                      ILLINOIS SUPERCONDUCTOR CORPORATION
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                  0-22302                      36-3688459
----------------------------    ----------------             ------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.



        451 KINGSTON COURT, MOUNT PROSPECT, ILLINOIS              60056
     ----------------------------------------------------------------------
          (Address of Principal Executive Offices)              (Zip Code)




     Registrant's telephone number, including area code:  (847) 391-9400
                                                          --------------

ITEM 5.    OTHER EVENTS.

On July 8, 1997, the Registrant issued the press release attached as Exhibit
99.1 announcing changes in the Registrant's management and Board of Directors. The information contained in this press release is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1      Press Release of Registrant dated July 8, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Illinois Superconductor Corporation



Dated: July 8, 1997             By:  /s/ ORA E. SMITH
                                     -----------------------------------
                                     Ora E. Smith
                                     Chairman of the Board

                                 Exhibit Index



Exhibit #                  Item
---------           -------------------

  99.1              Press Release